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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):   November 13, 2002
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                                  ENGAGE, INC.

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             (Exact name of registrant as specified in its charter)


    Delaware                       000-26671                     04-3281378
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 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


  100 Brickstone Square, Andover, MA                        01810
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (978) 684-3884
                                                   ------------------

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit
 No.           Description
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99.1           Certification of principal executive officer and principal financial officer.

ITEM 9. REGULATION FD DISCLOSURE

     In connection with the Annual Report on Form 10-K of Engage, Inc. (the "Company") for the fiscal year ended July 31, 2002, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby furnishes the written statement of the Company's principal executive officer and principal financial officer required by Section 906 of the Sarbanes-Oxley Act of 2002. On November 13, 2002, John D. Barone, President and Chief Operating Officer of the Company, and Lisa McAlister, Executive Vice President, Chief Financial Officer and Treasurer of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENGAGE, INC.
                                        (Registrant)

Date: November 13, 2002                 By: /s/ John D. Barone
                                           -------------------------------------
                                           John D. Barone
                                           President and Chief Operating Officer


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                                  EXHIBIT INDEX

Exhibit
 No.           Description
-------        -----------

99.1 Certification of principal executive officer and principal financial officer.